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                                                                      Exhibit 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint G. G. Johnson, L. M. Tarnoski and R. K. Shearer, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof) of the Securities and Exchange Commission for the fiscal year of V.F. Corporation ended December 30, 1995.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 13th day of February, 1996.

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
ATTEST:                                   V.F. CORPORATION
/s/ L. M. Tarnoski                        By:  /s/ Mackey J. McDonald
-------------------------------               -----------------------------------
L. M. Tarnoski                                 Mackey J. McDonald, President and Chief
Secretary                                      Executive Officer

Principal Executive Officer:                   Principal Financial Officer:

/s/ Mackey J. McDonald                         /s/ G. G. Johnson
-------------------------------               -----------------------------------
Mackey J. McDonald, President,                 G. G. Johnson, Vice-President-Finance
 Chief Executive Officer and Director          and Chief Officer

Principal Accounting Officer:

/s/ R. K. Shearer
-------------------------------
R. K. Shearer, Controller

/s/ Robert D. Buzzell                          /s/ Edward E. Crutchfield
-------------------------------               -----------------------------------
Robert D. Buzzell, Director                    Edward E. Crutchfield, Director

/s/ Ursula F. Fairbairn                        /s/ Barbara S. Feigin
-------------------------------               -----------------------------------
Ursula F. Fairbairn, Director                  Barbara S. Feigin, Director

/s/ Roger S. Hillas                            /s/ Leon C. Holt, Jr.
-------------------------------               -----------------------------------
Roger S. Hillas, Director                      Leon C. Holt, Jr., Director

/s/ Robert J. Hurst                            /s/ Robert F. Longbine
-------------------------------               -----------------------------------
Robert J. Hurst, Director                      R. F. Longbine, Director

/s/ William E. Pike                            /s/ L. R. Pugh
-------------------------------               -----------------------------------
William E. Pike, Director                      L. R. Pugh, Director

/s /M. Rust Sharp                              /s/ L. Dudley Walker
-------------------------------               -----------------------------------
M. Rust Sharp, Director                        L. D. Walker, Director
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